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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act or 1934





Date of Report (Date of earliest event reported)              July 26, 2002
                                                --------------------------------


                           AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------

                  (Exact name of registrant as specified in its charter)


   Delaware                    File No. 1-13696                 31-1401455
------------------     --------------------------      -------------------------
(State or other          (Commission file number)         (IRS employer
jurisdiction of                                           identification
incorporation)                                            number)


         703 Curtis Street, Middletown, Ohio                    45043
----------------------------------------------------- --------------------------
     (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code:         513-425-5000
                                                    ----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.           Other Events.
                  ------------

                  On July 26, 2002, AK Steel Corporation ("AK Steel") announced that it had commenced solicitations to proposed amendments to the indentures governing the company's 7.875% Senior Notes Due 2009, 8.875% Senior Notes Due 2008 and 9.000% Senior Notes Due 2007.

Item 7.           Exhibit.
                  -------

                  (a)  Financial Statements of business acquired:

                       Not applicable.

                  (b)  Pro Forma financial information:

                       Not applicable.

                  (c)  Exhibit:

                       99    Press Release dated July 26, 2002


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AK STEEL HOLDING CORPORATION


                                /s/ Brenda S. Harmon
                                    --------------------------------------------
                                    Brenda S. Harmon
                                    Secretary

Dated:  July 26, 2002

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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99               Press Release dated July 26, 2002